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                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-3 (SEC File No. 333-21361).


                                           /s/ ARTHUR ANDERSEN LLP



San Antonio, Texas
March 7, 1997



                                      F-19